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                             NOTE PURCHASE AGREEMENT

                                      among

                            THE PARTIES SET FORTH ON
                           THE SIGNATURE PAGES HEREOF
                                  as Purchasers


                                       and


                       J.G. WENTWORTH RECEIVABLES III LLC
                                    as Issuer


       $60,506,718 7.2 % STRUCTURED SETTLEMENT-BACKED NOTES, SERIES 1997-A


                         Dated as of September 30, 1997


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

                                TABLE OF CONTENTS
                                                                            PAGE

ARTICLE I    DEFINITIONS.......................................................1
      SECTION 1.01  Certain Defined Terms......................................1
      SECTION 1.02  Other Definitional Provisions..............................2

ARTICLE II   PURCHASE AND SALE.................................................3
      SECTION 2.01  Purchase and Sale of the Notes.............................3

ARTICLE III  CONDITIONS PRECEDENT TO OBLIGATION OF THE PURCHASERS..............3
      SECTION 3.01  Conditions.................................................3

ARTICLE IV   REPRESENTATIONS AND WARRANTIES OF THE ISSUER......................5
      SECTION 4.01  Reaffirmation..............................................6
      SECTION 4.02  Authority, etc.............................................6
      SECTION 4.03  Series 1997A Notes.........................................6
      SECTION 4.04  Investment Company Act.....................................6
      SECTION 4.05  Offering of Notes..........................................7
      SECTION 4.06  Full Disclosure............................................7
      SECTION 4.07  The Company; The Seller; Issuer Membership.................7
      SECTION 4.08  CUSIP No.; Brokerage Fees..................................7

ARTICLE V    REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER..................7
      SECTION 5.01  Representations and Warranties.............................7

ARTICLE VI   INDEMNIFICATION..................................................12
      SECTION 6.01  Indemnification by the Issuer.............................12

ARTICLE VII  MISCELLANEOUS....................................................12
      SECTION 7.01  Amendments; etc...........................................12
      SECTION 7.02  Notices...................................................13
      SECTION 7.03  No Waiver; Remedies.......................................13
      SECTION 7.04  Governing Law.............................................13
      SECTION 7.05  No Proceedings............................................13
      SECTION 7.06  WAIVER OF RIGHT TO JURY TRIAL.............................13
      SECTION 7.07  Binding Effect............................................13
      SECTION 7.08  Execution in Counterparts.................................13
      SECTION 7.09  Survival..................................................14
      SECTION 7.10  Limitations on Liability..................................14

EXHIBIT A -- Form of  Order
EXHIBIT B -- Trustee Account Information
EXHIBIT C -- List of Closing Documents

            NOTE PURCHASE AGREEMENT (this "Agreement") dated as of September 30, 1997, among THE PERSONS SET FORTH ON THE SIGNATURE PAGES HERETO AS PURCHASERS (each a "Purchaser" and collectively the "Purchasers"), J.G. WENTWORTH RECEIVABLES III LLC, a Delaware limited liability company (the "Issuer"), and PNC BANK, NATIONAL ASSOCIATION, a national banking association, not individually but solely in its capacity as trustee under the Indenture referred to below (in such capacity, the "Trustee").

                              W I T N E S S E T H:

            WHEREAS, the Issuer has authorized and executed, and the Trustee has authenticated, the Notes in accordance with an Order; and

            WHEREAS, subject to the terms and conditions of this Agreement and the Series Supplement and pursuant to such Order, the Issuer desires to sell to the Purchasers, and the Purchasers desire to purchase from the Issuer, Notes as hereafter provided;

            NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.01 Certain Defined Terms. Capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings set forth, or incorporated by reference, in the Series Supplement or the Indenture, as applicable. Additionally, the following terms shall have the following meanings:

            "Closing" has the meaning specified in Section 2.01(a) hereof.

            "Closing Date" has the meaning specified in Section 2.01(a) hereof.

            "Commitment" means, as to any Purchaser, the several obligations of such Purchaser to purchase Notes in an Aggregate Principal Balance equal to the amount set forth opposite such Purchaser's name on the signature pages hereto.

            "Company" means J.G. Wentworth S.S.C. Limited Partnership, a Delaware limited partnership.

            "Indemnified Losses" has the meaning specified in Section 7.01 hereof.

            "Indemnified Party" has the meaning specified in Section 7.01 hereof.

            "Indenture" means the Master Trust Indenture and Security Agreement, dated as of September 30, 1997, among J.G. Wentworth Receivables III LLC, as the Issuer, J.G. Wentworth & Company, Inc., as the Initial Master Servicer, and PNC Bank, National Association, as Trustee, as the same may be amended, restated, modified or otherwise supplemented from time to time.

            "Notes" has the meaning specified in Section 2.01(b) hereof.


            "PPM" has the meaning specified in Section 4.06 hereof.

            "Preliminary PPM" has the meaning specified in Section 4.06 hereof.

            "Purchase Price" has the meaning specified in Section 2.01(b) hereof.

            "Purchaser Group" means the group of Purchasers set forth underneath such heading on the signature pages hereto.

            "Seller" means J.G. Wentworth Receivables II LLC, a Delaware limited liability company.

            "Series Supplement" means the Series 1997-A Supplement to the Indenture, dated as of September 30, 1997, among the Issuer, the Master Servicer and the Trustee, as the same may be amended, restated, modified or otherwise supplemented from time to time.

            SECTION 1.02 Other Definitional Provisions.

            (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

            (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section 1.01, and accounting terms partially defined in Section 1.01 to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under United States generally accepted accounting principles, the definitions contained herein shall control.

            (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection, Schedule, Exhibit and Appendix references contained in this Agreement are references to Sections, subsections, Schedules, Exhibits and the Appendix in or to this Agreement unless otherwise specified.

                                   ARTICLE II

                                PURCHASE AND SALE

            SECTION 2.01 Purchase and Sale of the Notes. (a) The closing (the "Closing") of the purchase and sale of the Notes shall take place at 11:00 a.m. New York time at the offices of Sidley & Austin, One First National Plaza, Chicago, Illinois 60603, on September 30, 1997, or if the conditions to closing set forth in Article III of this Agreement shall not have been satisfied or waived by such date, as soon as practicable after such conditions shall have been satisfied or waived, or at such other time (not later than October 8, 1997 unless agreed to by all parties hereto), date and place as the parties shall agree upon (the date of the Closing being referred to herein as the "Closing Date").

            (b) On the Closing Date, pursuant to an Order (a copy of which is attached hereto as Exhibit A), the Issuer shall issue, sell, transfer and deliver to each Purchaser, and each Purchaser severally agrees to purchase on the Closing Date, Series 1997-A Notes (collectively, the "Notes") for a purchase price ("Purchase Price") equal with respect to each Purchaser, to such Purchaser's Commitment. Without limiting any other provision of this Agreement, the obligation of each Purchaser to purchase the Notes on the Closing Date is subject to the satisfaction of the conditions precedent set forth in Article III hereof.

            (c) The Purchase Price for each Note shall be payable in full at Closing and shall be made in immediately available funds in U.S. Dollars to the account of the Trustee specified in Exhibit B hereto.

            (d) On the Closing Date, the Issuer will deliver to each Purchaser a Note, dated the Closing Date, in the name of each such Purchaser and in an original Principal Balance equal to the Purchase Price paid by such Purchaser therefor, duly authenticated by the Trustee in accordance with the provisions of the Indenture against delivery by such Purchaser to the Issuer of the Purchase Price for such Purchaser's respective Notes in accordance with clause (c) above.

                                   ARTICLE III

                             CONDITIONS PRECEDENT TO
                          OBLIGATION OF THE PURCHASERS

            SECTION 3.01 Conditions. The obligation of any Purchaser to purchase and pay for the Notes on the Closing Date is subject to the satisfaction at the time of the Closing of the following conditions:

            (a) Documents. Each of the documents on Exhibit C attached hereto has been duly authorized, executed and delivered by the signatories thereto (other than the Purchasers) and copies thereof (in form and substance satisfactory to the Purchasers) have been delivered to the Trustee.

            (b) Performance of Obligations. All the terms, covenants, agreements and conditions of the Indenture, the Series Supplement, the Seller Purchase Agreement, the Issuer Purchase Agreement, the Revolving Credit Agreement, the Intercreditor Agreement and this Agreement to be complied with and performed by the Company, the Seller, the Issuer, and the Master Servicer for Series 1997-A at or before the Closing shall have been complied with and performed in all respects.

            (c) Representations and Warranties. (i) Each of the representations and warranties of the Issuer and the Master Servicer for Series 1997-A made in the Indenture, the Series Supplement, the Issuer Purchase Agreement, the Intercreditor Agreement and this Agreement shall be true and correct in all material respects as of the time of the Closing (except to the extent they expressly relate to an earlier or later time), and (ii) each of the representations and warranties of the Seller made in the Seller Purchase Agreement, the Revolving Credit Agreement and the Intercreditor Agreement shall be true and correct in all material respects as of the time of the Closing (except to the extent they expressly relate to an earlier or later time).

            (d) No Event of Default. On the Closing Date and after giving effect to the purchase of Notes contemplated herein, no Event of Default, Potential Event of Default, or Series Event of Default (or any event or condition which with the giving of notice or passage of time, or both, would constitute a Series Event of Default) with respect to any Series shall have occurred and be continuing at Closing or would result from the transactions contemplated under the Operative Documents.

            (e) Effectiveness of Operative Documents. The Operative Documents with respect to Series 1997-A, including, without limitation, the Indenture, the Series Supplement and the Intercreditor Agreement, shall become effective pursuant to their terms.

            (f) Documentation for Purchasers. Each Purchaser shall have received an original signed copy of each certificate required to be delivered to the Trustee or the Placement Agent in accordance with Section 5.01(a), (b) and (c) of the Series Supplement.

            (g) Opinions. Each Purchaser shall have received a signed copy of each opinion of counsel delivered on the Closing Date in connection with the Indenture and the Series Supplement.

            (h) Rating of Notes. Each Purchaser shall have received written notice from the Rating Agencies that the Notes shall have been rated by Duff & Phelps and Moody's A and A2, respectively.

            (i) No Change in Financial Markets. There shall have not occurred at any time on or after the date hereof any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; (iii) the outbreak or material escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war; or (iv) any other change in national or international financial, political or economic conditions or currency exchange rates or exchange controls, but with respect to any such event specified in clause (iii) or (iv) only if such event makes it impracticable to proceed with the offering or the delivery of the Notes on the terms and in the manner contemplated hereby.

            (j) Legal Investment. At the Closing Date, (i) the Notes to be purchased by each Purchaser will be a legal investment for such Purchaser under the laws of each jurisdiction to which such Purchaser may be subject, without resort to any so-called basket provision of said laws such as Section 1405(a)(8) of the New York Insurance Law, (ii) the purchase of and payment for said Notes by each Purchaser will not violate any applicable law or governmental regulation and shall not subject such Purchaser to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or regulation and
(iii) each Purchaser shall have received such certificates or other evidence as such Purchaser may reasonably request supporting the foregoing.

            (k) Other Purchasers. As to any Purchaser, each other Purchaser shall have purchased and made payment for the aggregate principal amount of the Notes to be purchased by such other Purchaser pursuant hereto.

            (l) Other Documents. Each Purchaser shall have received such other information, documents, certificates and opinions as any Purchaser or special counsel may reasonably request, all in form and substance reasonably satisfactory to the Person requesting the same.

            (m) Conditions under Series Supplement. All conditions to issuance of the Notes in Article V of the Series Supplement shall have been satisfied.

            If any condition specified in this Article III shall not have been satisfied when and as required in this Agreement, any Purchaser may, by notice to the Issuer at any time prior to the Closing Date, terminate such Purchaser's obligation to purchase the Notes pursuant to this Agreement. Notice of such termination shall be given to the Issuer in writing or by telephone promptly confirmed in writing. Forthwith upon receipt of any such termination notice, the Issuer shall give each other Purchaser written notice thereof.

            Upon the purchase and payment by the Purchasers of the Notes, each of the conditions set forth in this Section 3.01 shall be irrevocably deemed to have been satisfied, provided that nothing in this paragraph will constitute a waiver of any remedies the Purchasers may have it such conditions were in fact not so satisfied on the date and purchase of such Notes.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE ISSUER

            As of the Closing Date, the Issuer hereby makes the following representations and warranties to the Purchasers and the Trustee, on which the Purchasers and the Trustee shall rely in purchasing the Notes.

            SECTION 4.01 Reaffirmation. The Issuer hereby remakes and reaffirms to the Purchasers and the Trustee the representations and warranties of the Issuer set forth in Section 2.03 of the Indenture and, with respect to the Series 1997-A Receivables, in Section 3.03 of the Series Supplement, and hereby represents and warrants that such representations and warranties are true and correct in all material respects as of the date hereof (unless such representations and warranties specifically refer to an earlier or later date).

            SECTION 4.02 Authority, etc. (a) The execution, delivery and performance by the Issuer of this Agreement, and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien, charge or encumbrance upon any of the property or assets of the Issuer or any of its Affiliates pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or Organizational Documents or other agreement (excluding this Agreement) or instrument to which it or any of its Affiliates is bound or to which any of its property or assets is subject, nor will such action result in any violation of any Requirement of Law applicable to the Issuer, except, in each case, where such conflict, breach, default, creation or imposition of any Lien or violation does not have, and could not reasonably be expected to have, a Material Adverse Effect.

            (b) All approvals, authorizations or consents of any Person or of any Governmental Authority required to be obtained by the Issuer in connection with the execution and delivery of this Agreement by the Issuer or the consummation by the Issuer of the transactions contemplated hereby have been obtained.

            (c) This Agreement has been duly authorized, executed and delivered by the Issuer and this Agreement is the valid and legally binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, subject as to enforcement of bankruptcy, receivership, conservatorship, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

            SECTION 4.03 Series 1997-A Notes. The Issuer is authorized to execute and deliver, and has duly and validly authorized and instructed the Trustee to authenticate and deliver the Notes in accordance with the terms of the Indenture and the Series Supplement. The Notes, when executed and authenticated by the Trustee in accordance with the terms of the Indenture and the Series Supplement and, in the case of the Notes delivered to the Purchasers and paid for by the Purchasers in accordance with this Agreement, will be duly and validly issued and outstanding, and will be entitled to the benefits of the Indenture and the Series Supplement.

            SECTION 4.04 Investment Company Act. As of the Closing Date, assuming the accuracy of the representations and warranties of the Purchasers in
Section 6.01(f) hereof, the Issuer the is not, nor would the issuance of the Notes pursuant to the terms hereof and of the

Indenture and Series Supplement cause the Issuer to become, an "investment company" or controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            SECTION 4.05 Offering of Notes. Assuming all of the representations and warranties of each Purchaser in Article VI hereof and in any other certificate delivered by the Purchaser on the Closing Date are true and correct in all material respects, the offer and sale of the Series 1997-A Notes pursuant to the terms hereof and of the Indenture and Series Supplement are not required to be registered under Section 5 of the Act pursuant to Section 4(2) of the Act.

            SECTION 4.06 Full Disclosure. All written factual information heretofore furnished by the Issuer to the Trustee and the Purchasers (including, without limitation, the Confidential Private Placement Memorandum dated September 28, 1997 (the "PPM") but specifically excluding any earlier draft of the PPM including the Preliminary Confidential Placement Memorandum, ("Preliminary PPM") dated August 29, 1997) for the purposes of or in connection with this Agreement and the offer and sale of the Notes was true and correct in all material respects and did not fail to state any material fact or statement which would make any such information materially misleading in light of the circumstances in which any such disclosure was made, in either case, on the date as of which such information was stated or certified and remains true and correct in all material respects as of the time of Closing.

            SECTION 4.07 The Company; The Seller; Issuer Membership. To the best of Issuer's knowledge after due inquiry, each of the Company and the Seller is and will be solvent and able to pay its debts as they come due, and has and will have adequate capital. On the date hereof the Issuer's sole members are (i) the Seller, (ii) Andrew L. Stidd and (iii) Kevin P. Burns

            SECTION 4.08 CUSIP No.; Brokerage Fees. The Corporate CUSIP Number for the Notes is 466156 AA4. In marketing, distributing and selling the Notes, the Issuer has not used the services of any broker, dealer, underwriter or placement agent other than ING Baring (U.S.) Securities, Inc. ("ING Barings") and no sales commissions, underwriting fees or other similar amounts are payable to any Person other than ING Barings, as Placement Agent.

                                    ARTICLE V

                REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER

            SECTION 5.01 Representations and Warranties. Each Purchaser hereby represents and warrants to each of the Trustee, the Issuer, the Placement Agent, and the Master Servicer that, as of the Closing Date:

            (a) (i) it has made its own independent evaluation of the risks and merits of purchasing the Notes and has had the opportunity to ask questions and to obtain such information as it has deemed appropriate to make an informed investment decision regarding the Notes and

(ii) it has not relied on the Preliminary PPM (or any earlier version) or any of the information contained therein in making its investment decision regarding the Notes.

            (b) The Purchaser is an "accredited investor" as defined in Rule 501
(a)(1) or (3) of Regulation D (an "Institutional Accredited Investor") promulgated by the Securities and Exchange Commission (the "Commission") under the Act, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Notes and is aware that it may be required to, and is able to, bear the economic risk of such investment for an indefinite period of time.

            (c) The Purchaser understands that the Notes have not been and will not be registered under the Act, and have not and will not be registered or qualified under any applicable "Blue Sky" law, and that the offering and sale of the Notes has not been reviewed by, passed on or submitted to any federal or state agency or commission, securities exchange or other regulatory body. The Purchaser further understands that the Notes may not be offered, sold, transferred, pledged, hypothecated or otherwise disposed of except as permitted herein and under the Indenture and the Series Supplement.

            (d) The Purchaser is acquiring the Notes for its own account, for investment, and without a view to any distribution, resale or other transfer thereof except as contemplated in the following provisions.

      (i) The Purchaser will not resell or otherwise transfer any of the Notes unless (x) such resale or transfer is made to a person who is a Qualified Purchaser and (ii) such resale or transfer is made:

            (A) in the United States of America to Institutional Accredited Investors (or, in the case of any such sale to an Affiliated Entity or the Company or an Affiliate thereof, to an Accredited Investor) in a transaction exempt from the registration requirements of the Act and to whom such sale or transfer is being made pursuant to an available exemption from the registration requirements of applicable state securities laws, in any case, upon delivery to the Trustee and the Issuer (or any designated agent of either of the foregoing) of an Investor Letter and, if requested by the Trustee and/or the Issuer, an opinion (which may be an opinion of in-house counsel) confirming the availability of such exemptions to any such sale or transfer, in form and substance reasonably satisfactory to the Trustee and/or the Issuer, as the case may be;

            (B) in the United States of America to a transferee that such Purchaser reasonably believes is a Qualified Institutional Buyer purchasing such Notes for its own account or for the account of another Person that is a Qualified Institutional

                  Buyer in a transaction exempt from the registration requirements of the Act pursuant to Rule 144A thereunder, and which transferee is aware that the proposed sale or transfer is being made in reliance on Rule 144A under the Act and to whom such sale or transfer is being made pursuant to an available exemption from the registration requirements of applicable state securities laws, in any case, upon delivery to the Trustee and/or the Issuer (or any designated agent of either of the foregoing) of an Investor Letter and, if requested by the Trustee and/or the Issuer, an opinion (which may be an opinion of in-house counsel) confirming the availability of such exemptions to any such sale or transfer, in form and substance reasonably satisfactory to the Trustee and/or the Issuer, as the case may be; or

            (C) in the United States of America to a transferee to whom such sale or transfer is being made in reliance on Rule 144 under the Act and to whom such sale or transfer is being made pursuant to an available exemption from the registration requirements of applicable state securities laws, in any case, upon delivery to the Trustee and the Issuer (or any designated agent of either of the foregoing) of an Investor Letter and, if requested by the Trustee and/or the Issuer, an opinion (which may be an opinion of in-house counsel) confirming the availability of such exemptions to any such sale or transfer, in form and substance reasonably satisfactory to the Trustee and/or the Issuer, as the case may be, and

      (ii) The Note Registrar and Transfer Agent shall have received, prior to the date of any such proposed sale or transfer, a written instrument of sale executed by transferring Noteholder and the Trustee.

      (iii) The Notes shall bear a legend regarding the restrictions on transfer as set forth herein which shall be substantially to the following effect:

            "THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY ACCEPTING THIS NOTE, AGREES THAT THE SECURITIES REPRESENTED BY THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE ACT AND OTHER APPLICABLE LAWS AND ONLY (I) TO A PERSON WHO IS A "QUALIFIED PURCHASER" AS DEFINED IN SECTION 2(a)(51) OF THE INVESTMENT COMPANY ACT OF 1940, AND (II):

            (A) IN THE UNITED STATES OF AMERICA TO AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1) OR (3) OF REGULATION D PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER THE ACT

                  ("REGULATION D") (OR, IN THE CASE OF A SALE TO J. G. WENTWORTH & COMPANY, INC. (THE "COMPANY") OR ANY OF ITS DIRECT AND

                  INDIRECT SUBSIDIARIES AND AFFILIATES, OR TO J.G. WENTWORTH S.S.C. LIMITED PARTNERSHIP (THE "PARTNERSHIP") OR AN AFFILIATE THEREOF, TO AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) OF REGULATION D) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND TO WHOM SUCH SALE OR TRANSFER IS BEING MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS, IN ANY CASE, UPON DELIVERY TO PNC BANK, NATIONAL ASSOCIATION OR ANY SUCCESSOR (THE "TRUSTEE") AND THE ISSUER (OR ANY DESIGNATED AGENT OF EITHER OF THE FOREGOING) OF AN INVESTOR LETTER AND, IF REQUESTED BY THE TRUSTEE AND/OR THE ISSUER, AN OPINION (WHICH MAY BE AN OPINION OF IN-HOUSE COUNSEL CONFIRMING THE AVAILABILITY OF SUCH EXEMPTIONS TO ANY SUCH SALE OR TRANSFER, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE TRUSTEE AND/OR THE ISSUER, AS THE CASE MAY BE;

            (B) IN THE UNITED STATES OF AMERICA TO A TRANSFEREE THAT SUCH PURCHASER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A UNDER THE ACT (A "QUALIFIED INSTITUTIONAL BUYER") PURCHASING SUCH NOTES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON THAT IS A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A THEREUNDER, AND WHICH TRANSFEREE IS AWARE THAT THE PROPOSED SALE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE ACT AND TO WHOM SUCH SALE OR TRANSFER IS BEING MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS, IN ANY CASE, UPON DELIVERY TO THE TRUSTEE AND THE ISSUER (OR ANY DESIGNATED AGENT OF EITHER OF THE FOREGOING) OF AN INVESTOR LETTER AND, IF REQUESTED BY THE TRUSTEE AND/OR THE ISSUER, AN OPINION (WHICH MAY BE AN OPINION OF IN-HOUSE COUNSEL CONFIRMING THE AVAILABILITY OF SUCH EXEMPTIONS TO ANY SUCH SALE OR TRANSFER, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE TRUSTEE AND/OR THE ISSUER, AS THE CASE MAY BE; OR

            (C) IN THE UNITED STATES OF AMERICA TO A TRANSFEREE TO WHOM SUCH SALE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144 UNDER THE ACT AND TO WHOM SUCH SALE OR TRANSFER IS BEING MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS, IN ANY CASE, UPON DELIVERY TO THE TRUSTEE AND THE ISSUER (OR ANY DESIGNATED

                  AGENT OF EITHER OF THE FOREGOING) OF AN INVESTOR LETTER AND, IF REQUESTED BY THE TRUSTEE AND/OR THE ISSUER, AN OPINION (WHICH MAY BE AN OPINION OF IN-HOUSE COUNSEL) CONFIRMING THE AVAILABILITY OF SUCH EXEMPTIONS TO ANY SUCH SALE OR TRANSFER, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE TRUSTEE AND/OR THE ISSUER, AS THE CASE MAY BE.

      (iv) The Purchaser will not sell, transfer or otherwise convey Notes to any Person in respect of which the purchase or holding thereof would constitute a "prohibited transaction" under ERISA or Section 4975 of the Internal Revenue Code and each prospective purchaser shall be deemed to represent and warrant that it is not such a Person prior to its purchase of any Notes and to the extent any such representation and warranty is incorrect such sale shall be rescinded and deemed not to have occurred).

      (v) Each Purchaser will notify any prospective purchaser, pledgee or other transferee of any Notes from such Purchaser of the transfer restrictions referred to in this Section 6.01(h).

            It is hereby understood and agreed that the disposition of the Notes shall remain solely within the control of the Noteholders.

            (e) The Purchaser hereby represents and warrants that either (x) the acquisition, holding and/or continued ownership of the Notes by the Purchaser (or transferee, as the case may be) will not result in a "prohibited transaction" under, and as defined in, ERISA or Section 4975 of the Internal Revenue Code or (y), such Purchaser (a) is an insurance company and the source of funds is an "insurance company general account," as such term is defined in the Department of Labor Prohibited Transaction Class Exemption 95-60 (issued July 12, 1995) ("PTCE 95-60") and as of the date of this Agreement there is no "employee benefit plan" with respect to which the aggregate amount of such general account's reserves and liabilities for the contracts held by or on behalf of such "employee benefit plan" and all other "employee benefit plans" maintained by the same employer (and affiliates thereof as defined in Section V(a)(1) of PTCE 95-60) or by the same employee organization (in each case determined in accordance with the provisions of PTCE 95-60) exceeds 10% of the total reserves and liabilities of such general account (as determined under PTCE 95-60) (exclusive of separate account liabilities) plus surplus as set forth in the National Association of Insurance Commissioners Annual Statement filed with the state of domicile of such Purchaser and (b) has no reason to believe that the other requirements of PTCE 95-60 have not been satisfied.

            (f) The Purchaser hereby represents and warrants and covenants that it is a "Qualified Purchaser" as defined in Section 2(a)(51) of the Investment Company Act.

                                   ARTICLE VI


                                 INDEMNIFICATION

            SECTION 6.01 Indemnification by the Issuer. Without limiting any other rights which the Purchaser may have hereunder or under applicable law, but without duplication, the Issuer hereby agrees to indemnify the Purchaser and the Trustee and each such Person's permitted successors and assigns and all officers, directors, trustees, agents and employees of the foregoing (each of the foregoing Persons being individually referred to herein as an "Indemnified Party") from and against any and all damages, losses, claims, judgments, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements, awarded against or incurred by any Indemnified Party relating to or resulting from or in connection with a breach of Issuer's representations hereunder or the failure by the Issuer to comply with (i) any term, provision or covenant contained in this Agreement, the Indenture or the Series Supplement, or
(ii) any agreement executed in connection therewith or with any applicable law, rule or regulation with respect thereto (all of the foregoing losses being called the "Indemnified Losses").

            Any Indemnified Losses payable by the Issuer under this Section 7.01 shall be payable solely from Available Issuer Funds and be paid by the Issuer to the Purchaser within five (5) Business Days following the Purchaser's written demand therefor, setting forth in reasonable detail the basis for such demand. The agreements of the Issuer contained in this Section 7.01 shall survive the Closing Date. In addition, in no event shall Indemnified Losses include any consequential, special or punitive damages. Nothing in this Section 7.01 shall require the Issuer to pay Indemnified Amounts if after payment thereof the Issuer would be insolvent or fail to maintain a net worth sufficient to carry on its business as then being conducted and pay its debts as they generally become due. The provisions of this Section 7.01 shall survive the termination of this Agreement.

                                   ARTICLE VII

                                  MISCELLANEOUS

            SECTION 7.01 Amendments; etc. No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the Issuer, the Trustee and each affected Purchaser, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            SECTION 7.02 Notices. Except as provided below, all communications and notices provided for hereunder shall be in writing (excluding telecopy or electronic facsimile transmission or similar writing) and shall be given to the other party at its address set forth below its name on the signature pages hereto or at such other address as such party may hereafter specify in writing for the purposes of notice to such party. Each such notice or other communi cation shall be effective (i) if given by mail, three (3) Business Days following such posting, postage prepaid, U.S. certified or registered, (ii) if given by overnight courier, one (1) Business Day after deposit thereof with a national overnight courier service, or (iii) if given by any other means, when received at the address specified on the signature pages hereof.

            SECTION 7.03 No Waiver; Remedies. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

            SECTION 7.04 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

            SECTION 7.05 No Proceedings. Each of the Issuer, the Trustee and each Purchaser, by entering into this Agreement, covenant and agree that they will not at any time institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency, or liquidation or other similar proceedings under any federal or state bankruptcy, insolvency or other similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar Person for the Issuer or any substantial portion of their respective assets until, in each case, one year and one day after the Collection Date of the last outstanding Series.

            SECTION 7.06 WAIVER OF RIGHT TO JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING (WHETHER IN CONTRACT OR IN TORT) ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH, THE TRANSACTIONS CONTEMPLATED HEREIN AND/OR IN THE INDENTURE OR THE SERIES SUPPLEMENT AND FOR ANY COUNTERCLAIM RELATING THERETO.

            SECTION 7.07 Binding Effect. This Agreement shall be binding upon, and shall inure to the benefit of, each of the parties hereto and each of their respective successors and assigns.

            SECTION 7.08 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

            SECTION 7.09 Survival. All representations, warranties, covenants, guaranties and indemnifications contained in this Agreement and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the sale and transfer of the Notes.

            SECTION 7.10 Limitations on Liability. (a) Notwithstanding any provision to the contrary in this Agreement, indemnification payments and other amounts described herein as payable by the Issuer hereunder, whether following demand, within a specified time period or otherwise shall only be payable from Available Issuer Funds (and, as a result, may be payable from any allocable

Pledged Asset only if, to the extent that, and after such Pledged Asset shall have been distributed to the Issuer in accordance with the terms of the Indenture and the Series Supplement). Unless and until Available Issuer Funds become available to pay any such amount, such amount shall not be due and payable until a year and a day after the Collection Date for the last then outstanding Series.

            (b) None of the members, managers, officers, employees, agents, stockholders, holders of limited liability company interests, officers or directors of or in the Issuer or any such holders, past, present or future, shall be under any liability to the Trustee, the Purchasers or any other Person for any action taken or for refraining from the taking of any action in such capacities or otherwise pursuant to this Agreement or for any obligation or covenant under this Agreement, it being understood that, with respect to the Issuer, this Agreement and the obligations created thereunder and hereunder shall be, to the fullest extent permitted under applicable law, solely the limited liability company obligations of the Issuer. The Issuer and any member, manager, officer, employee, agent, stockholder, holder of limited liability company interest, officer or director of or in the Issuer, may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Issuer or any Affiliate thereof) respecting any matters arising hereunder.

                                     * * * *

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ISSUER:                     J. G. WENTWORTH RECEIVABLES III LLC

                            By: J.G. Wentworth Receivables II LLC, as Designated
                                Manager
                            By: J.G. Wentworth S.S.C. Limited Partnership, as
                                Designated Manager
                            By: J.G. Wentworth Structured Settlement Funding
                                Corporation, its General Partner

                            By:
                                -----------------------------
                                Name: Gary Veloric
                                Title: Chairman

                                300 Delaware Avenue, Suite 1704
                                Wilmington, DE  19801
                                Attention: Gary Veloric

PURCHASER GROUP #1
THE PRINCIPAL FINANCIAL GROUP

PURCHASER A                            PRINCIPAL MUTUAL LIFE INSURANCE
                                       COMPANY
Aggregate Principal
Balance of Note
$25,281,510                            By:
                                           -------------------------------------
                                       Name:
                                       Title:

                                         Principal Mutual Life Insurance Company
                                         711 High Street
                                         Des Moines, IA  50392
                                         Attn: Investment Department-Securities

PURCHASER GROUP #2
LINCOLN INVESTMENT MANAGEMENT, INC.

PURCHASER B                          THE LINCOLN NATIONAL LIFE
                                     INSURANCE COMPANY
Aggregate Principal                    By: Lincoln Investment Management, Inc.,
Balance of Note                         Its Attorney-In-Fact
$7,000,000

                                     By:
                                         -------------------------------------
                                     Name:
                                     Title:

                                       Lincoln Investment Management, Inc.
                                       200 East Berry Street, Renaissance Square
                                       Fort Wayne, IN  46802
                                       Attention: Investments/Private Placements


PURCHASER C                          THE LINCOLN NATIONAL LIFE
                                     INSURANCE COMPANY
Aggregate Principal                    By: Lincoln Investment Management, Inc.,
Balance of Note                         Its Attorney-In-Fact
$968,906

                                     By:
                                         -------------------------------------
                                     Name:
                                     Title:

                                       Lincoln Investment Management, Inc.
                                       200 East Berry Street, Renaissance Square
                                       Fort Wayne, IN  46802

                                       Attention: Investments/Private Placements

PURCHASER D                          THE LINCOLN NATIONAL LIFE
                                     INSURANCE COMPANY
Aggregate Principal                    By: Lincoln Investment Management, Inc.,
Balance of Note                         Its Attorney-In-Fact
$2,300,000

                                     By:
                                         -------------------------------------
                                     Name:
                                     Title:

                                       Lincoln Investment Management, Inc.
                                       200 East Berry Street, Renaissance Square
                                       Fort Wayne, IN  46802
                                       Attention: Investments/Private Placements


PURCHASER E                          THE LINCOLN NATIONAL LIFE
                                     INSURANCE COMPANY
Aggregate Principal                    By: Lincoln Investment Management, Inc.,
Balance of Note                         Its Attorney-In-Fact
$2,300,000

                                     By:
                                         -------------------------------------
                                     Name:
                                     Title:

                                       Lincoln Investment Management, Inc.
                                       200 East Berry Street, Renaissance Square
                                       Fort Wayne, IN  46802
                                       Attention: Investments/Private Placements

PURCHASER F                          FIRST PENN-PACIFIC LIFE INSURANCE
                                     COMPANY
Aggregate Principal                    By: Lincoln Investment Management, Inc.,
Balance of Note                         Its Attorney-In-Fact
$2,600,000

                                     By:
                                         -------------------------------------
                                     Name:
                                     Title:

                                       Lincoln Investment Management, Inc.
                                       200 East Berry Street, Renaissance Square

                                       Fort Wayne, IN  46802
                                       Attention: Investments/Private Placements

PURCHASER GROUP #3
THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

PURCHASER G                              THE MUTUAL LIFE INSURANCE
                                         COMPANY OF NEW YORK
Aggregate Principal
Balance of Note
$15,000,000                              By:
                                            ------------------------------------
                                         Name:
                                         Title:

                                           The Chase Manhattan Bank
                                           4 New York Plaza, 13th Floor
                                           New York, NY  10004
                                           Attn: Incoming Processing, J.Piperto,
                                                 13th Floor

PURCHASER GROUP #4
GENERAL AMERICAN/CONNING

PURCHASER H                           COVA FINANCIAL SERVICES LIFE
                                      INSURANCE COMPANY
Aggregate Principal
Balance of Note
$4,500,000                            By:
                                         ------------------------------------
                                      Name:
                                      Title:

                                        Conning Asset Management
                                        P.O. Box 418
                                        St. Louis, MO  63166
                                        Attention: Investment Accounting

                                      with copies to:
                                      COVA Financial Services Life Insurance Co.
                                      c/o The Northern Trust Company
                                      P.O. Box 92996
                                      Chicago, IL  60675

PURCHASER I                           COVA FINANCIAL LIFE INSURANCE
                                      COMPANY
Aggregate Principal
Balance of Note

$556,302                              By:
                                         ------------------------------------
                                      Name:
                                      Title:

                                        Conning Asset Management
                                        P.O. Box 418
                                        St. Louis, MO  63166
                                        Attention: Investment Accounting

                                      with copies to:
                                      COVA Financial Services Life Insurance Co.
                                      c/o The Northern Trust Company
                                      P.O. Box 92996
                                      Chicago, IL  60675

                                    EXHIBIT A

                                 [FORM OF ORDER]

                                    EXHIBIT B

                           TRUSTEE ACCOUNT INFORMATION


PNC Bank, Wilmington Delaware

ABA # 031100089

Credit A/C Name Trust Funds

Credit A/C 5678702981

Attn: Judy Wisniewski
J.G. Wentworth 97-A

                                    EXHIBIT C

                            LIST OF CLOSING DOCUMENTS


                                    Attached